UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 24, 2003


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)


             0-5423                                          59-1277135
          (Commission                                     (I.R.S. Employer
          File Number)                                   Identification No.)


4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida              33410
        (Address of principal executive offices)                      (Zip Code)


                                 (561) 627-7171
              (Registrant's telephone number, including area code)


                             Exhibit Index on Page 3

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.    Description
-----------    --------------

99.1           Press release of Dycom Industries, Inc. issued on November
               24, 2003.

99.2           Transcript of conference call of Dycom Industries, Inc.
               held on November 25, 2003.


Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

               On November 24, 2003, Dycom Industries, Inc. issued a press release, a copy of which is attached as Exhibit 99.1, announcing fiscal 2004 first quarter earnings and providing guidance for second quarter of fiscal 2004.

               On November 25, 2003, Dycom Industries, Inc. held a conference call, a copy of which is attached as Exhibit 99.2, in which the Company discussed its financial results for the quarter ended October 25, 2003 and its guidance with respect to expected financial results for the second quarter of fiscal 2004.

               The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of Dycom Industries, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.




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



                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    --------------

99.1           Press release of Dycom Industries, Inc. issued on November
               24, 2003.

99.2           Transcript of conference call of Dycom Industries, Inc.
               held on November 25, 2003.


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



                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DYCOM INDUSTRIES, INC.


Date: December 1, 2003                     By:   /s/ Steven Nielsen
                                           ---------------------------------
                                           Name:  Steven Nielsen
                                           Title: President and
                                           Chief Executive Officer



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